July 26, 2017

DREYFUS INSTITUTIONAL RESERVES FUNDS

-DREYFUS INSTITUTIONAL PREFERRED GOVERNMENT MONEY MARKET FUND

-DREYFUS INSTITUTIONAL TREASURY AND AGENCY CASH ADVANTAGE FUND

Supplement to Current Prospectuses

Effective on or about September 8, 2017 (the “Effective Date”), each fund will issue to each holder of its Agency and Classic shares, in exchange for said shares, Hamilton and Premier shares, respectively, of the same fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Agency or Classic shares.  Thereafter, each fund will no longer offer its Agency and Classic shares.  Each fund reserves the right to no longer offer and terminate its Agency and Classic shares as separately designated classes of shares of the fund prior to the Effective Date if there are no holders of, or assets in, such classes of shares.

6546-6549S0717